                                                                     EXHIBIT 4.3



               DESCRIPTION OF SPECIMEN OF COMMON STOCK CERTIFICATE

                                     [FRONT]



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
   NUMBER                   STERLING CHEMICALS, INC.                              SHARES

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE           SEE REVERSE SIDE
                                                                          FOR CERTAIN DEFINITIONS
                                                                        --------------------------
                                                                             CUSIP 859166 10 0
                                                                        --------------------------


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THIS CERTIFIES THAT



is the owner of


        FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF

                            STERLING CHEMICALS, INC.

transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.

        IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by facsimile signature of its duly authorized officers.

Dated:

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
/s/ Kenneth M. Hale          /s/ Richard K. Crump           COUNTERSIGNED AND REGISTERED:
ASSISTANT SECRETARY       CO-CHIEF EXECUTIVE OFFICER       WELLS FARGO BANK MINNESOTA, N.A.
                                                                             TRANSFER AGENT
                                                                              AND REGISTRAR
                                                            BY


                                                                       AUTHORIZED SIGNATURE
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
                                    [REVERSE]


THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common               UMTA - ........ Custodian..........
TEN ENT - as tenants by the entireties              (Cust)           (Minor)
JT TEN - as joint tenants with right of             under Uniform Gifts to
survivorship and not as tenants in common           Minors Act..................
                                                        (State)

         Additional abbreviations may also be used though not in the above list.

For value received, ______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
 ________________________________________
|                                        |
|________________________________________|




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
___________________________________________________________________________________
 PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF ASSIGNEE

___________________________________________________________________________________

_____________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
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Dated
                                        ________________________________________

                                        ________________________________________

                                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                        MUST CORRESPOND WITH THE NAME AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT, OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED
 __________________________________________
| ALL GUARANTEES MUST BE MADE BY A         |
| FINANCIAL INSTITUTION (SUCH AS A BANK OR |
| BROKER) WHICH IS A PARTICIPANT IN THE    |
| SECURITIES TRANSFER AGENTS MEDALLION     |
| PROGRAM ("STAMP"), THE NEW YORK STOCK    |
| EXCHANGE, INC. MEDALLION SIGNATURE       |
| PROGRAM ("MSP"), OR THE STOCK EXCHANGES  |
| MEDALLION PROGRAM ("SEMP") AND MUST NOT  |
| BE DATED. GUARANTEES BY A NOTARY PUBLIC  |
| ARE NOT ACCEPTABLE.                      |
|__________________________________________|